STATEMENTS OF NET ASSETS AVAILABLE FOR PLAN BENEFITS - The Bank of Greene County Employees’ Savings and Profit Sharing Plan and Trust [Member] - USD ($)	Dec. 31, 2025	Dec. 31, 2024
ASSETS
Investments, at fair value	$ 24,731,984	$ 25,112,487
Notes receivable from participants	282,996	227,278
TOTAL ASSETS	25,014,980	25,339,765
LIABILITIES
Other liabilities	0	0
TOTAL LIABILITIES	0	0
NET ASSETS AVAILABLE FOR PLAN BENEFITS	$ 25,014,980	$ 25,339,765